Exhibit 99.1

Proficient Auto Logistics Announces Participation in Stifel Transportation & Logistics Conference

Sets Date to Report Preliminary Fourth Quarter 2025 Financial Results

JACKSONVILLE, FLORIDA – January 9, 2026 – Proficient Auto Logistics, Inc. (NASDAQ: PAL) (the “Company”) today announced that Rick O’Dell, Chairman and Chief Executive Officer, Amy Rice, President and Chief Operating Officer, and Brad Wright, Chief Financial Officer will participate in the Stifel Financial Corp. Transportation & Logistics Conference on February 10 and 11, 2026. The materials to be used during the conference will be posted to the Company’s website that day at proficientautologistics.com under “Investor Relations.”

The Company also announced that it will host an investor conference call at 4:30 p.m. EST on Monday, February 9, 2026, to discuss its preliminary unaudited operating and financial results for the three months and full year ended December 31, 2025. A press release disclosing those results will be issued at approximately 4:00 p.m. EST on that day. The unaudited results will be preliminary and subject to the completion of accounting and annual audit procedures and are therefore subject to adjustment.

Investors are invited to join the conference call by registering through this link: https://register-conf.media-server.com/register/BId16f27ac6e964b1bb272c63dc338561e; once registered, you will receive a dial-in and a unique pin to join the conference. You may also join the listen-only Webcast via https://edge.media-server.com/mmc/p/rx9uxfs8.

About Proficient Auto Logistics

We are a leading specialized freight company focused on providing auto transportation and logistics services. Through the combination of seven industry-leading operating companies, including two since our IPO in May 2024, we operate one of the largest auto transportation fleets in North America. We offer a broad range of auto transportation and logistics services, primarily focused on transporting finished vehicles from automotive production facilities, marine ports of entry, or regional rail yards to auto dealerships around the country.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2025 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements regarding: our expectations regarding our fourth quarter and fiscal year 2025 operating and financial results and the economic conditions in the global markets in which we operate.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations:

Brad Wright

Chief Financial Officer and Secretary

Phone: 904-506-4317

email: Investor.relations@proautologistics.com